[GRAPHIC OMITTED] [GRAPHIC OMITTED]

                                     ANNUAL
                                     REPORT
                                 AUGUST 31, 1999

                                 WARBURG PINCUS
                              U.S. CORE EQUITY FUND
                                       [ ]
                                 WARBURG PINCUS
                        SELECT ECONOMIC VALUE EQUITY FUND

More complete information about the funds, including charges and expenses, is provided in the PROSPECTUS, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-WARBURG (800-927-2874) or by writing to Warburg Pincus Funds, P.O. Box 9030, Boston, MA 02205-9030.

Credit Suisse Asset Management Securities, Inc., Distributor, 466 Lexington Avenue,New York, NY 10017. Telephone: 800-888-6878. Warburg Pincus Funds is a division of Credit Suisse Asset Management Securities, LLC.

   FROM TIME TO TIME, THE FUNDS' INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

   RETURNS ARE HISTORICAL AND INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

   THE VIEWS OF THE FUNDS' MANAGEMENT ARE AS OF THE DATE OF THE LETTERS AND PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF AUGUST 31, 1999; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

   FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC (CSAM) OR ANY AFFILIATE, ARE NOT FDIC INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE. FUND INVESTMENTS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING LOSS OF YOUR INVESTMENT.

WARBURG PINCUS U.S. CORE EQUITY FUND
PORTFOLIO MANAGERS' LETTER - AUGUST 31, 1999
--------------------------------------------------------------------------------
                                                              September 15, 1999
Dear Shareholders:
   We are writing to report on the results of the Warburg Pincus U.S. Core Equity Fund (the "Fund") for the fiscal year ended August 31, 1999.

   At August 31, 1999, the net asset value ("NAV") of the Fund's institutional shares was $19.58, compared to an NAV of $21.73 on August 31, 1998. The institutional shares' total return was thus 38.1% (assuming the reinvestment of dividends and distributions totaling $9.78 per share). By comparison, the Standard & Poor's 500 Index (the "Index") returned 39.9% during the same period.

   At August 31, 1999, the NAV of the Fund's common shares was $19.53, compared to an NAV of $25.22 at their inception of investment operations on October 30, 1998. Including the effect of linkage to the institutional shares, the common shares' total return between August 31, 1998 and August 31, 1999 thus was 37.7% (assuming the reinvestment of dividends and distributions totaling $9.78 per share). By comparison, the Index returned 39.9% during the same period.

   We attribute the Fund's modest underperformance of its S&P 500 benchmark during the fiscal year to a combination of broad-based and sector-specific factors that prevailed in 1999 through the end of August.

   Broad market volatility was unusually high, as investors often were preoccupied with concerns about U.S. interest rates and inflation. As a result, two aspects of market activity worked against our particular investment discipline, which focuses on stock selection rather than macro-level or sector-related issues.

   First, there was a general unwillingness to commit to relatively long-term positions, which caused a choppier-than-usual trading environment. Second, there was an emphasis on positioning portfolios to benefit from expectations about interest rates by betting on industry sectors rather than individual stocks. In the latter trend, stocks within many sectors performed similarly, which negated the normal benefit we derive by highlighting companies with strong fundamentals.

   These macro effects particularly applied to the technology and financial sectors, which together constitute 40% of the S&P 500 index. Our stock selection within technology and financials was thus disappointing. Even when a stock selection discipline works well across most sectors -- as ours frequently did -- underperformance in such "super-sectors" can bE sufficient to meaningfully reduce aggregate results.

WARBURG PINCUS U.S. CORE EQUITY FUND
PORTFOLIO MANAGERS' LETTER - AUGUST 31, 1999 (CONT'D)
--------------------------------------------------------------------------------
   As developments occur that we believe would be of interest to you, we will keep you informed. Meanwhile, if you have any questions about your portfolio or the capital markets generally, please feel free to call upon us at any time.


Sincerely yours,

Credit Suisse Asset Management Structured Equities Management Team

William W. Priest, Jr., Managing Director
Eric N. Remole, Managing Director
Marc E. Bothwell, Vice President
Michael A. Welhoelter, Vice President

WARBURG PINCUS U.S. CORE EQUITY FUND
PORTFOLIO MANAGERS' LETTER -- AUGUST 31, 1999 (CONT'D)
--------------------------------------------------------------------------------


           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
  WARBURG PINCUS U.S. CORE EQUITY INSTITUTIONAL SHARES AND THE S&P 500 INDEX 1
          FROM INCEPTION (9/1/94) AND AT EACH QUARTER END. (UNAUDITED)

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



                  Warburg Pincus U.S. Core
                Equity Institutional Shares          S&P 500 Index

9/1/94                    $10,000                       $10,000
11/30/94                   $9,553                        $9,615
2/28/95                   $10,251                       $10,398
5/31/95                   $11,103                       $11,455
8/31/95                   $11,975                       $12,149
11/30/95                  $12,746                       $13,168
2/29/96                   $13,940                       $14,007
5/31/96                   $14,383                       $14,720
8/31/96                   $14,080                       $14,421
11/30/96                  $16,150                       $16,837
2/28/97                   $16,786                       $17,672
5/31/97                   $17,943                       $19,049
8/31/97                   $19,476                       $20,275
11/30/97                  $20,466                       $21,625
2/28/98                   $22,899                       $23,838
5/31/98                   $23,112                       $24,880
8/31/98                   $20,097                       $21,917
11/30/98                  $24,804                       $26,754
2/28/99                   $26,161                       $28,560
5/31/99                   $27,408                       $30,125
8/31/99                   $27,748                       $30,661


Average Annual Total Returns for the periods ended 8/31/99 (Institutional Shares) (Unaudited)

1 year         3 years        5 years       Since Inception (9/1/94)
38.07%           25.37%        22.64%                 22.62%




Note:Past performance is not predictive of future performance. Investment return and principle value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.



1 The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of Standard & Poor's Corporation.

WARBURG PINCUS SELECT ECONOMIC VALUE EQUITY FUND
PORTFOLIO MANAGERS' LETTER -- AUGUST 31, 1999
--------------------------------------------------------------------------------
                                                              September 15, 1999
Dear Shareholders:
   We are writing to report on the results of the Warburg Pincus Select Economic Value Equity Fund (the "Fund") for the fiscal year ended August 31, 1999.

   At August 31, 1999, the NAV of the Fund's institutional shares was $20.15, compared to an NAV of $13.17 on August 31, 1998. As a result, the institutional shares' total return was 53.2% (assuming the reinvestment of dividends totaling $0.02 per share). By comparison, the Standard & Poor's 500 Index (the "Index") returned 39.9% during the same period.

   At August 31, 1999, the NAV of the Fund's common shares was $20.11, compared to an NAV of $15.95 at their inception of investment operations on October 30, 1998. Including the effect of linkage to the institutional shares, the common shares' total return between August 31, 1998 and August 31, 1999 thus was 52.8% (assuming the reinvestment of dividends totaling $0.02 per share). By comparison, the Index returned 39.9% during the same period.

   We attribute the Fund's substantial outperformance of the S&P benchmark during the fiscal year to a combination of sector weightings and stock selection whose timing proved to be advantageous. This was notably true in technology, basic materials and health care:

   (BULLET) Technology. Early in the fiscal year, we built a large overweight position in semiconductor manufacturers and equipment makers. Our thesis was that many of these companies were selling at unusually reduced valuations and would benefit from falling interest rates and improved economic conditions (particularly technology spending). This strategy paid off, as semiconductor stocks such as Motorola, Micron Technology and Applied Materials enjoyed an extraordinary rally during 1998's fourth quarter and well into 1999. We were subsequently able to re-enter selected technology positions at lower valuations and profited from the sector again.
   (BULLET) Cyclicals. We chose to heavily overweight cyclical industries because they were available at historically depressed valuations at a time when prospects for global economic growth were improving. This succeeded, as basic materials and energy were among 1999's best-performing sectors through the end of August. In basic materials, we realized good gains from metals companies like Inco and Newmont Mining, chemicals giant DuPont and a variety of paper manufacturers. Energy exposure most benefited from an exploration and production company, Union Pacific Resources, and integrated oils like Exxon, Chevron and Marathon.

WARBURG PINCUS SELECT ECONOMIC VALUE EQUITY FUND
PORTFOLIO MANAGERS' LETTER -- AUGUST 31, 1999 (CONT'D)
--------------------------------------------------------------------------------

   (BULLET) Health care. The Fund's holdings in health care -- our largest single sector exposure -- detracted froM performance in the second half of the fiscal year. Notably weak names included Health Management Associates, Watson Pharmaceuticals and Mylan Labs. Nonetheless, health care was sufficiently strong in late 1998 to be a net positive for the portfolio's overall return.

   As developments occur that we believe would be of interest to you, we will keep you informed. Meanwhile, if you have any questions about your portfolio or the capital markets generally, please feel free to call upon us at any time.

Sincerely yours,

Credit Suisse Asset Management Select Economic Value Equities Management Team

William W. Priest, Jr., Managing Director
James A. Abate, Director
D. Susan Everly, Vice President

WARBURG PINCUS SELECT ECONOMIC VALUE EQUITY FUND
PORTFOLIO MANAGERS' LETTER -- AUGUST 31, 1999 (CONT'D)
--------------------------------------------------------------------------------


           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
  WARBURG PINCUS SELECT ECONOMIC VALUE EQUITY INSTITUTIONAL SHARES AND THE S&P
                   500 INDEX 1 FROM INCEPTION (7/31/98) AND AT
                          EACH QUARTER END. (UNAUDITED)

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



                                        Warburg Pincus Select
                      Economic Value Fund                  S&P 500 Index

7/31/98                           $10,000                  $10,000
8/31/98                            $8,780                   $8,809
11/30/98                          $11,447                  $10,753
2/28/99                           $11,770                  $11,479
5/31/99                           $12,744                  $12,108
8/31/99                           $13,452                  $12,324


Average Annual Total Returns for the periods ended 8/31/99

(Institutional Shares)

(Unaudited)

                        1 year Since              Inception (7/31/98)
                            53.21%                        31.34%


Note:Past performance is not predictive of future performance. Investment return and principle value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.



1 The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of Standard & Poor's Corporation.

WARBURG PINCUS U.S. CORE  EQUITY FUND
SCHEDULE OF INVESTMENTS
August 31, 1999
--------------------------------------------------------------------------------
                                                          NUMBER
                                                            OF
                                                          SHARES       VALUE
                                                          -------    ----------

COMMON STOCKS (99.0%)
AEROSPACE (1.8%)
    United Technologies Corp.                              18,600   $1,229,925
                                                                    ----------
AGRICULTURE (1.0%)
    Archer-Daniels-Midland                                 53,600      696,800
                                                                    ----------
AUTOMOTIVE (5.5%)
    Ford Motor                                             48,100    2,507,212
    General Motors Corp.                                   20,900    1,382,012
                                                                    ----------
                                                                     3,889,224
                                                                    ----------
CHEMICALS (2.1%)
    Dow Chemical Co. (The)                                 12,800    1,454,400
                                                                    ----------
COMPUTERS, SOFTWARE AND SERVICING (11.0%)
    Dell Computer Corp.**                                  19,900      971,369
    Electronic Data Systems Corp.                          15,800      886,775
    EMC Corp.**                                            20,400    1,224,000
    Hewlett-Packard Co.                                    21,200    2,233,950
    Microsoft Corporation**                                25,800    2,388,112
                                                                    ----------
                                                                     7,704,206
                                                                    ----------
CONGLOMERATES (4.9%)
    General Electric Co.                                   30,700    3,447,994
                                                                    ----------
CONSTRUCTION & BUILDING MATERIALS (1.0%)
    Sherwin Williams Co.                                   28,000      682,500
                                                                    ----------
ELECTRONICS (9.5%)
    Cisco Systems**                                        49,400    3,349,937
    Intel Corp.                                            40,200    3,303,937
                                                                    ----------
                                                                     6,653,874
      International                                        23,300      591,238
    Enron Corp.                                            46,600    1,951,375
    Exxon Corporation                                       5,700      449,588
    Unocal Corp.                                           25,400    1,063,625
                                                                    ----------
                                                                     5,696,426
                                                                    ----------


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS U.S. CORE  EQUITY FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------
                                                NUMBER
                                                  OF
                                                SHARES      VALUE
                                                ------   ----------

COMMONSTOCKS (CONT'D)
FINANCIAL SERVICES (14.4%)
    Allstate Corporation                        18,700   $   613,594
    Chase Manhattan Corp. (The)                 31,200     2,611,050
    Dun & Bradstreet Corp. (The)                45,700     1,196,769
    J.P. Morgan & Co., Inc.                     15,700     2,028,244
    Lehman Brothers Holdings, Inc               35,000     1,881,250
    Merrill Lynch                               23,800     1,776,075
                                                         -----------
                                                          10,106,982
                                                         -----------
FOOD & BEVERAGES (3.1%)
    Anheuser-Busch Companies, Inc.              28,500     2,194,500
                                                         -----------
HEALTH CARE (3.0%)
    Aetna, Inc.                                 19,000     1,477,250
    Allergan, Inc.                               6,100       609,238
                                                         -----------
                                                           2,086,488
                                                         -----------
INDUSTRIAL GOODS & MATERIALS (3.2%)
    Illinois Tool Works, Inc.                   28,900     2,252,394
                                                         -----------
PHARMACEUTICALS (10.9%)
    Bristol-Myers Squibb                        39,200     2,758,700
    Merck & Co.                                 40,700     2,734,531
    Schering-Plough Corp.                       28,400     1,492,775
    Warner Lambert Co.                          10,200       675,750
                                                         -----------
                                                           7,661,756
                                                         -----------
PUBLISHING & INFORMATION SERVICES (2.9%)
Gannett Company, Inc.                           30,000     2,038,125
                                                         -----------
RETAIL (6.7%)
    Kroger Co.                                  66,600     1,540,125
    Wal-Mart Stores#                            72,100     3,194,931
                                                         -----------
                                                           4,735,056
                                                         -----------
TELECOMMUNICATIONS (9.9%)
    AT&T Corp.                                   7,600       342,000
    BellSouth Corp.                             52,600     2,380,150
    Nortel Networks Corp.                       57,900     2,377,519
    Sprint Corp. (FON Group)                    41,400     1,837,125
                                                         -----------
                                                           6,936,794
                                                         -----------
TOTAL COMMON STOCKS (Cost $61,882,880)                   $69,467,444
                                                         -----------


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS U.S. CORE  EQUITY FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

                                                         PAR
                                                        (000)       VALUE
                                                       -------    ---------
SHORT-TERM INVESTMENT (1.4%)
    BBH Grand Cayman U.S. Dollar Time Deposit
    4.500%  09/01/99
      (Cost $1,001,000)                                $1,001    $ 1,001,000
                                                                 -----------

TOTAL INVESTMENTS (100.4%) (Cost $62,883,880*)                   $70,468,444

LIABILITIES IN EXCESS OF OTHER ASSETS (0.4%)                        (253,515)
                                                                 -----------
TOTAL NET ASSETS (100.0%)                                        $70,214,929
                                                                 ===========

* Cost for Federal income tax purposes at August 31, 1999 is $62,972,051. The gross appreciation (depreciation) on a tax basis is as follows:

        Gross Appreciation                                       $ 9,408,712
        Gross Depreciation                                        (1,912,319)
                                                                 -----------
        Net Appreciation                                         $ 7,496,393
                                                                 ===========

 ** Non-income producing securities.

  # Security or a portion thereof is out on loan.


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS SELECT ECONOMIC VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS
August 31, 1999
--------------------------------------------------------------------------------
                                                  NUMBER
                                                    OF
                                                  SHARES        VALUE
                                                  ------       --------


COMMON STOCKS (99.5%)
AGRICULTURE (7.4%)
    Archer-Daniels-Midland                       102,375     $ 1,330,875
    Monsanto Co.                                  31,800       1,305,787
                                                             -----------
                                                               2,636,662
                                                             -----------
COMPUTERS, SOFTWARE & SERVICING (6.6%)
    America Online**                               3,000         273,937
    I2 Technologies**                             17,400         552,450
    Metacreations Corp.**                          8,740          54,625
    Microsoft Corporation**                       15,900       1,471,744
                                                             -----------
                                                               2,352,756
                                                             -----------
CONSUMER PRODUCTS & SERVICES (10.8%)
    Colgate-Palmolive Company                     13,700         732,950
    Fruit of The Loom, Inc.**                     41,590         291,130
    Procter & Gamble Co. (The)                     3,900         387,075
Unilever N.V. ADR                                 22,900       1,577,237
    Wrigley (Wm.) Jr. Company                     10,500         822,281
                                                             -----------
                                                               3,810,673
                                                             -----------
ELECTRONICS (11.4%)
    Advanced Micro Devices, Inc.**                42,500         879,219
    Atmel Corp.**                                 11,800         463,887
    Cisco Systems**                               10,200         691,687
    LSI Logic Corp.**                              7,100         402,925
    Micron Technology, Inc.**                      3,300         246,056
    Motorola, Inc.                                14,800       1,365,300
                                                             -----------
                                                               4,049,074
                                                             -----------
ENERGY & OIL EXPLORATION (11.8%)
    Chevron Corp.                                 18,400       1,697,400
    Exxon Corporation                             16,900       1,332,988
    Noble Affiliates, Inc.                        10,500         325,500
    Union Pacific Resources Group, Inc.           25,900         464,581
    USX-Marathon Group                            12,000         373,500
                                                             -----------
                                                               4,193,969
                                                             -----------
FOOD & BEVERAGE (3.9%)
    Coca-Cola Co.                                 23,400       1,399,613
                                                             -----------
HEALTH CARE (8.8%)
    Columbia/HCA Healthcare Corp.                 37,900         933,288
    Guidant Corp.**                               15,200         892,050
    Health Management Associates, Inc.**          40,300         322,400
    Medtronic, Inc.                               12,300         962,475
                                                             -----------
                                                               3,110,213
                                                             -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS SELECT ECONOMIC VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------
                                                         NUMBER
                                                           OF
                                                         SHARES        VALUE
                                                         ------       -------

COMMONSTOCKS (CONT'D)
INVESTMENT TRUST (4.7%)
    Nasdaq-100 Shares#                                   14,000     $ 1,671,250
                                                                    -----------
METALS & MINING (9.9%)
    Barrick Gold                                         36,590         708,931
    Cominco, Ltd.                                        22,900         397,888
    Homestake Mining                                     50,000         425,000
    Inco, Ltd.                                           21,800         446,900
    Newmont Mining                                       47,900         978,956
    Placer Dome, Inc.                                    54,000         560,250
                                                                    -----------
                                                                      3,517,925
                                                                    -----------
PHARMACEUTICALS (16.0%)
    Coulter Pharmaceutical, Inc.#**                       3,540          70,579
    Eli Lilly and Company                                13,900       1,037,288
    Merck & Co.                                          18,000       1,209,375
    Mylan Laboratories, Inc.                             30,100         596,356
    Pfizer, Inc.                                         12,100         456,775
    Schering-Plough Corp.                                27,300       1,434,956
Watson Pharmaceuticals, Inc.**                           24,200         868,175
                                                                    -----------
                                                                      5,673,504
                                                                    -----------
RETAIL (3.4%)
    Wal-Mart Stores                                      27,400       1,214,163
                                                                    -----------
TELECOMMUNICATIONS (1.9%)
    Nextel Communications, Inc. Cl. A**                   7,400         427,813
    Sprint Corp. (PCS Group)**                            3,800         227,050
                                                                    -----------
                                                                        654,863
                                                                    -----------
TOBACCO (2.9%)
    Philip Morris Companies, Inc.                        27,300       1,022,044
                                                                    -----------
TOTAL COMMON STOCKS (Cost $33,911,614)                              $35,306,709
                                                                    -----------
                                                           PAR
                                                          (000)
                                                          -----
SHORT-TERM INVESTMENT (0.3%)
    BBH Grand Cayman U.S. Dollar Time Deposit
      4.500% 09/01/99
      (Cost $111,304)                                      $111      $  111,304
                                                                    -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS SELECT ECONOMIC VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES         VALUE
                                                         --------   ------------
OPTIONS (0.1%)
    Call Option Bkx Index Oct99 830                         18      $    30,375
    Call Option Bkx Index Oct99 840                         17           22,100
                                                                    -----------
TOTAL OPTIONS (Cost $146,880)                                       $    52,475
                                                                    -----------
TOTAL INVESTMENTS (99.9%) (Cost $34,169,798*)                       $35,470,488

OTHER ASSETS IN EXCESS OF LIABILITIES (0.1%)                             18,798
                                                                    -----------
TOTAL NET ASSETS (100.0%)                                           $35,489,286
                                                                    ===========

  * Cost for Federal income tax purposes at August 31, 1999 is $34,256,977. The gross appreciation (depreciation) on a tax basis is as follows:

        Gross Appreciation                                          $ 3,367,837
        Gross Depreciation                                           (2,154,326)
                                                                    -----------
        NET APPRECIATION                                            $ 1,213,511
                                                                    ===========

 ** Non-income producing securities.

                            INVESTMENT ABBREVIATIONS
                       ADR = American Depository Receipts


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
August 31, 1999
--------------------------------------------------------------------------------
                                                                      SELECT
                                                      U.S. CORE   ECONOMIC VALUE
                                                     EQUITY FUND    EQUITY FUND
                                                    ------------- --------------

ASSETS
   Investments, at value (cost -  $62,883,880 and
     $34,169,798, respectively)                     $70,468,444      $35,470,488
   Collateral received for securities loaned          2,914,000        1,676,400
   Receivable for investments sold                    4,742,678               --
   Receivable for Fund shares sold                        6,996               --
   Dividends and interest receivable                     70,620           31,324
   Prepaid expenses and other assets                     14,174           22,137
                                                    -----------      -----------
     Total Assets                                    78,216,912       37,200,349
                                                    -----------      -----------
LIABILITIES
   Payable on securities loaned                       2,914,000        1,676,400
   Payable for investments purchased                  4,976,897           10,517
   Payable for Fund shares repurchased                    3,000               --
   Advisory fee payable                                  29,267            1,709
   Distribution fee payable (Common shares)                 157               46
   Accrued expenses payable                              78,662           22,391
                                                    -----------      -----------
     Total Liabilities                                8,001,983        1,711,063
                                                    -----------      -----------
NET ASSETS
   Capital stock, $0.001 par value                        3,585            1,761
   Paid-in capital                                   54,803,331       26,065,806
   Undistributed net investment income                  131,333          125,352
   Accumulated net realized gain from investments     7,692,116        7,995,677
   Net unrealized appreciation on investments         7,584,564        1,300,690
                                                    -----------      -----------
     Net Assets                                     $70,214,929      $35,489,286
                                                    ===========      ===========
INSTITUTIONAL SHARES
   Net assets                                       $70,081,197      $35,394,151
                                                    -----------      -----------
   Shares outstanding                                 3,578,351        1,756,467
                                                    -----------      -----------
   Net asset value, offering price and
     redemption price per share                        $  19.58         $  20.15
                                                    ===========      ===========
COMMON SHARES
   Net assets                                        $  133,732       $   95,135
                                                    -----------      -----------
   Shares outstanding                                     6,846            4,731
                                                    -----------      -----------
   Net asset value, offering price and
     redemption price per share                        $  19.53         $  20.11
                                                    ===========      ===========


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS FUNDS
STATEMENTS OF OPERATIONS
For the year ended August 31, 1999
--------------------------------------------------------------------------------
                                                                    SELECT
                                                    U.S. CORE   ECONOMIC VALUE
                                                   EQUITY FUND    EQUITY FUND
                                                   -----------  --------------

INVESTMENT INCOME
  Dividends                                       $   835,937   $  500,957
  Interest                                             58,257        3,091
  Securities lending                                    8,191        1,456
  Foreign taxes withheld                                 (405)     (18,353)
                                                  -----------  -----------
     Total Investment Income                          901,980      487,151
                                                  -----------  -----------
EXPENSES
  Investment advisory fees                            517,425      250,313
  Administration fees                                  99,829       47,067
  Custodian fees                                       61,032       50,349
  Audit fees                                           13,201       11,807
  Printing fees                                        35,204       21,965
  Registration fees                                    35,790       34,264
  Legal fees                                           19,965       31,034
  Transfer agent fees                                  33,383        7,825
  Insurance expense                                     5,414        1,092
  Directors fees                                       13,001       13,001
  Distribution fees                                       157           46
  Miscellaneous fees                                    9,589        5,724
                                                  -----------  -----------
                                                      843,990      474,487
  Less fees waived and reimbursed                    (160,911)    (144,106)
                                                  -----------  -----------
     Total Expenses                                   683,079      330,381
                                                  -----------  -----------
  Net Investment Income                               218,901      156,770
                                                  -----------  -----------
Realized and Unrealized Gain on Investments
 Net realized gain from:
    Security transactions                           7,659,607    8,033,361
                                                  -----------  -----------
  Net change in unrealized appreciation
    on Investments                                 13,330,712    4,435,432
                                                  -----------  -----------
  Net Gain On Investments                          20,990,319   12,468,793
                                                  -----------  -----------
  Net Increase In Net Assets Resulting
    From Operations                               $21,209,220  $12,625,563
                                                  ===========  ===========

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS FUNDS
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                               U.S. CORE EQUITY FUND             SELECT ECONOMIC VALUE EQUITY FUND
                                       -----------------------------------    -------------------------------------
                                         FOR THE YEAR       FOR THE YEAR       FOR THE YEAR        FOR THE PERIOD
                                             ENDED              ENDED              ENDED           JULY 31, 1998*
                                       AUGUST 31, 1999     AUGUST 31, 1998    AUGUST 31, 1999    TO AUGUST 31, 1998
                                       ---------------     ---------------    ---------------    ------------------
INCREASE/(DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income                   $   218,901        $   231,556       $    156,770         $     18,161
  Net gain/(loss) on investments           20,990,319          7,098,025         12,468,793           (3,172,426)
                                         ------------       ------------       ------------         ------------
  Net increase/(decrease) in net
    assets resulting from operations       21,209,220          7,329,581         12,625,563           (3,154,265)
                                         ------------       ------------       ------------         ------------
  Dividends and Distributions to
    shareholders:
  From net investment income:
      Institutional shares                   (104,261)          (472,680)           (49,578)                  --
    Common shares                                 (22)                --                 (1)                  --
  From net realized capital gains:
    Institutional shares                  (24,127,328)       (12,679,702)                --                   --
    Common shares                              (5,552)                --                 --                   --
                                         ------------       ------------       ------------         ------------
  Total distributions to shareholders     (24,237,163)       (13,152,382)           (49,579)                  --
                                         ------------       ------------       ------------         ------------
  Net capital share transactions            9,728,907        (16,844,975)           253,862           25,813,705
                                         ------------       ------------       ------------         ------------
  Total increase/(decrease)
    in net assets                           6,700,964        (22,667,776)        12,829,846           22,659,440
NET ASSETS:
  Beginning of period                      63,513,965         86,181,741         22,659,440                   --
                                         ------------       ------------       ------------         ------------
  End of period                          $ 70,214,929       $ 63,513,965       $ 35,489,286         $ 22,659,440
                                         ============       ============       ============         ============


-------------------------
* Inception Date.


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS FUNDS
U.S. CORE EQUITY FUND FINANCIAL HIGHLIGHTS
(For a Share Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                   INSTITUTIONAL                                      COMMON
                                     ----------------------------------------------------------     ----------
                                                                                      FOR THE        FOR THE
                                                                                        YEAR          PERIOD
                                                                                     AUGUST 31,     OCTOBER 30,
                                        FOR THE YEAR ENDED AUGUST 31,                   1994*       1998* TO
                                     -------------------------------------------    TO AUGUST 31,   AUGUST 31,
                                      1999         1998       1997        1996          1995           1999
                                     -------     -------     -------     -------    -------------   ----------
Net asset value, beginning of period $ 21.73     $ 24.40     $ 19.05     $ 17.86       $ 15.00       $25.22
                                     -------     -------     -------     -------       -------       ------
  Income from investment
    operations
    Net investment income               0.07        0.01        0.14        0.20          0.22         0.04
    Net gain on investments
    (both realized and unrealized)      7.56        0.88        6.82        2.81          2.72         4.05
                                     -------     -------     -------     -------       -------       ------
    Total from investment
      operations                        7.63        0.89        6.96        3.01          2.94         4.09
                                     -------     -------     -------     -------       -------       ------
  Less Distributions
    Dividends from net investment
    income                             (0.04)      (0.13)      (0.20)      (0.21)        (0.08)       (0.04)
    Distributions from capital gains   (9.74)      (3.43)      (1.41)      (1.61)           --        (9.74)
                                     -------     -------     -------     -------       -------       ------
    Total distributions                (9.78)      (3.56)      (1.61)      (1.82)        (0.08)       (9.78)
                                     -------     -------     -------     -------       -------       ------
Net asset value, end of period        $19.58      $21.73      $24.40      $19.05        $17.86       $19.53

Total return                          38.07%       3.18%      38.32%      17.59%        19.75%    18.67%(c)
Ratios/Supplemental Data:
  Net assets, end of period
    (000s omitted)                   $70,081     $63,514     $86,182     $59,015       $31,644       $  134
  Ratio of expenses to
    average net assets              0.99%(a)    1.00%(a)    1.00%(a)    1.00%(a)      1.00%(a)  1.26%(a)(b)
  Ratio of net investment
    income (loss)
    to average net assets              0.32%       0.23%       0.67%       1.25%         1.59%      0.02%(b)
  Fund turnover rate                    110%        164%         93%        127%          123%       110%(c)


--------------

(a)Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 1.22%, 1.18%, 1.18%, 1.34%, and 1.51% for the years ended August 31, 1999, 1998, 1997, 1996, and 1995 respectively. Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Common Class would have been 1.51% annualized for the period ended August 31, 1999.

(b) Annualized.

(c) Not Annualized.

*   Inception Date.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS FUNDS
SELECT ECONOMIC VALUE EQUITY FUND FINANCIAL HIGHLIGHTS
(For a Share Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                      INSTITUTIONAL                      COMMON
                                             --------------------------------      ------------------
                                             FOR THE YEAR     FOR THE PERIOD
                                                ENDED          JULY 31, 1998*        FOR THE PERIOD
                                              AUGUST 31,        TO AUGUST 31,       OCTOBER 30, 1998*
                                                1999                1998           TO AUGUST 31, 1999
                                             ------------     ---------------      ------------------
Net asset value, beginning of period            $ 13.17            $ 15.00               $15.95
                                                -------            -------               ------
Income from investment operations
  Net investment income                            0.08               0.01                 0.02
  Net gain (loss) on investments
    (both realized and unrealized)                 6.92              (1.84)                4.16
                                                -------            -------               ------
  Total from investment operations                 7.00              (1.83)                4.18
                                                -------            -------               ------
  Less Distributions
  Dividends from net investment income            (0.02)                --                (0.02)
  Distributions from capital gains                   --                 --                   --
                                                -------            -------               ------
  Total distributions                             (0.02)                --                (0.02)
                                                -------            -------               ------
Net asset value, end of period                  $ 20.15            $ 13.17               $20.11
                                                =======           ========               ======
Total return                                     53.21%        (12.20)%(c)            26.19%(c)
Ratios/Supplemental Data:
  Net assets, end of period (000s omitted)      $35,394           $22,659                  $ 95
  Ratio of expenses to average net assets      0.99%(a)       1.00%(a)(b)           1.29%(a)(b)
  Ratio of net investment income (loss) to
     average net assets                           0.47%          0.92%(b)              0.17%(b)
  Fund turnover rate                               209%            52%(c)               209%(c)


--------------
  (a)Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 1.42% for the year ended August 31, 1999 and 1.30% annualized for the period ended August 31, 1998. Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Common Class would have been 1.74% annualized for the period ended August 31, 1999.

(b) Annualized.

(c) Not Annualized.

*   Inception Date.


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS  FUNDS
NOTES TO FINANCIAL STATEMENTS
August 31, 1999
--------------------------------------------------------------------------------
NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   The Warburg Pincus Funds covered in this report are comprised of Warburg, Pincus U.S. Core Equity Fund, Inc. ("Core Equity") and Warburg, Pincus Select Economic Value Equity Fund, Inc. ("Select Economic") (each a "Fund" and collectively, the "Funds"), which are registered under the Investment Company Act of 1940 , as amended (the "1940 Act"), as non-diversified, open-end management investment companies. Each Fund is authorized to offer three classes of shares: Common, Advisor and Institutional, although only Common shares and Institutional shares of each Fund are currently offered. Common shares for each Fund bear expenses paid pursuant to a shareholder servicing and distribution at an annual rate not to exceed .25% of the average daily net asset value of the Fund's outstanding Common shares. In addition, the Common shares bear a co-administrative fee.

   On October 23, 1998, pursuant to an Agreement and Plan of Reorganization, each Fund acquired all of the assets and liabilities of a corresponding investment series of The RBB Fund, Inc. (each an "Acquired Fund" and collectively, the "Acquired Funds"). The acquisitions were accomplished by a tax-free exchange of the following shares of each Fund, in each case for the same amount of shares of the corresponding class of the applicable Acquired Fund. Shares were reissued to shareholders at the time of the reorganization.

     FUND                         COMMON SHARES     INSTITUTIONAL SHARES
     ---------------             --------------     --------------------
     Core Equity                            --                 2,578,272
     Select Economic                        --                 1,755,874

     The net assets of each Fund directly after the reorganization were the same as the corresponding Acquired Fund as described in the table below. Each Fund assumed the prior operating history of the corresponding Acquired Fund.

                                                         UNREALIZED
     FUND                          NET ASSETS      APPRECIATION/(DEPRECIATION)*
     ---------------             --------------     --------------------
     Core Equity                   $62,977,054           $1,772,191
     Select Economic                27,207,148              994,655

     Certain of the Funds are permitted to engage in the investment strategies described in the Notes to Financial Statements. The Funds are not obligated to pursue any of the following strategies and do not represent that these techniques are available now or will be available at any time in the future. Please refer to each Fund's prospectus(es) and statements of additional information for a description of its investment strategies.

----------------
* The amount of each Fund's net assets includes the amount of unrealized appreciation/(depreciation) listed above.

WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS
August 31, 1999
--------------------------------------------------------------------------------
   NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

              A) SECURITY VALUATION -- The net asset value of each Fund is determined daily as of the close of regular trading on The New York Stock Exchange Inc. Each Fund's securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sales price. If no sales are reported, as in the case of some securities traded over-the-counter, the securities are valued at the mean between the last reported bid and asked prices. All other securities and assets are valued as determined in good faith by the Fund's Board of Directors. Short-term obligations with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

              B) FOREIGN CURRENCY TRANSACTIONS -- Transactions denominated in foreign currencies are recorded in each Fund's records at the current prevailing exchange rates. Asset and liability accounts that are denominated in a foreign currency are adjusted daily to reflect current exchange rates. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in the statement of operations that result from fluctuations in foreign currency exchange rates. Each Fund reports certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income (loss) for Federal income tax purposes.

              C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain expenses are class specific expenses and vary by class. Expenses not directly attributable to a specific Fund or class are allocated based on relative net assets of each Fund and class, respectively.

              D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Each Fund calculates its dividends from net investment income. Net investment income includes interest accrued and dividends earned on the Fund's portfolio securities for the applicable period less applicable expense. Core Equity and Select Economic will distribute substantially

WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

     all of its net realized capital gains and all net investment income, if any, to its shareholders at least annually.

              The character of distributions made during the year for net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to generally accepted accounting principles (GAAP) and tax differences in the character of income and expense recognition. These differences are primarily due to differing treatments for net operating losses, paydowns on mortgage-backed securities, passive foreign investment companies, and forward foreign currency contracts. To the extent these differences are permanent in nature, such amounts are reclassified within capital accounts based on their U.S. federal tax-basis treatment. Temporary differences do not require reclassification.

              E) FEDERAL INCOME TAXES -- No provision is made for Federal taxes as it is each Fund's intention to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and excise taxes.

              F) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

              G) REPURCHASE AGREEMENTS -- Money market instruments may be purchased from banks and non-bank dealers subject to the seller's agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller will be required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price. The agreements are conditional upon the collateral being deposited under the Federal Reserve book-entry system or held in a separate account by each Fund's custodian or an authorized securities depository. Neither of the Funds had open repurchase agreements at August 31, 1999.

WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

              H) FUTURES TRANSACTIONS -- A Fund invests in futures contracts for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates or securities prices, or for other purposes. Certain Fund's may enter into futures contracts subject to certain limitations. Upon entering into a futures contract, each Fund is required to deposit cash or pledge U.S. Government securities of an initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variations margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contracts. Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction. Neither of the Funds had open future transactions at August 31, 1999.

              I) OPTION TRANSACTIONS -- When a Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option.
     When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund exercises an option or enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss to underlying security. The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use.

              J) TBA PURCHASE COMMITMENTS -- The Funds may enter into "TBA" (to be announced) purchases commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased

WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

     declines prior to settlement date. This risk is in addition to the risk of decline in each Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above.

              K) SECURITIES LENDING -- Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan including any accrued interest thereon and 105% of the market value of foreign securities on loan including any accrued interest thereon. Cash collateral received by the Funds in connection with securities lending activity is invested in the Boston Global Investment Trust. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The market value of securities on loan to brokers and the value of collateral held by each Fund with respect to such loans (including right to draw on letter of credit) at August 31, 1999 is as follows:

                                 MARKETS VALUE OF        VALUE OF
     FUND                        SECURITIES LOANED  COLLATERAL RECORDED
     ---------------             -----------------  -------------------
     Core Equity                    $2,821,000          $2,914,000
     Select Economic                 1,635,975           1,676,400

              L) SHORT SALES -- When a Fund's investment adviser believes that a security is overvalued, it may sell the security short by borrowing the same security from a broker or other institution and selling the security. A Fund will incur a loss as a result of the short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces such security. A Fund will realize a gain if there is a decline in price of the security between those dates, which decline exceeds the cost of the borrowing the security and other transaction costs. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. Although a Fund's gain is limited to the amount at which it has sold a security short, its potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold. Until a Fund replaces a borrowed security, it will maintain at all times cash or liquid securities in an amount which, when added to any amount deposited with a broker as collateral will at least equal the current market value of the security sold short. Depending on arrangements made with brokers, a Fund may not receive any payments (including interest) on collateral deposited with them.

WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

              M) OTHER -- Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

              Some countries in which the Funds invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

              The   securities   exchanges  of  certain   foreign   markets  are
     substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by each Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by a Fund.

              Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

              In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of lower-rated debt securities and (to the extent a Fund invest in junk bonds) the Fund's net asset value.


NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

   Effective July 6, 1999, the Funds' investment adviser, Credit Suisse Asset Management became Credit Suisse Asset Management, LLC. In addition, in connection with the closing of the acquisition of Warburg Pincus Asset Management, Inc. by Credit Suisse Group, Warburg Pincus Asset Management, Inc. was merged into Credit Suisse Asset Management, LLC. Credit Suisse Asset Management had previously changed its name from BEA Associates effective January 1, 1999.

WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES -- (CONT'D) NOTE 2

   Pursuant to Investment Advisory Agreements, Credit Suisse Asset Management, LLC ("CSAM") an indirect, wholly-owned subsidiary of Credit Suisse Group, serves as investment advisor for each of the two Funds described herein.

   For its advisory services, CSAM is entitled to receive the following fees, computed daily and payable monthly on each Fund's average daily net assets:

     FUND                                      ANNUAL RATE
     ---------------                ---------------------------------
     Core Equity                    0.75% of average daily net assets
     Select Economic                0.75% of average daily net assets

   CSAM may, at its discretion, voluntarily waive all or any portion of its advisory fee for any of the Funds. For the year ended August 31, 1999 advisory fees and waivers for each of the two investment Funds were as follows:

                                         GROSS                      NET
     FUND                            ADVISORY FEE    WAIVER     ADVISORY FEE
     ------                          ------------   ---------   ------------
     Core Equity                       $517,425     (148,230)      $369,195
     Select Economic                    250,313     (139,116)       111,197

   State Street Bank and Trust Company ("State Street"), serves as each Fund's transfer and dividend disbursement agent. State Street has delegated most of its Fund service obligations to Boston Financial Data Services, Inc. (BFDS), a 50% owned subsidiary of State Street.

   Counsellors Funds Service, Inc. ("CFSI"), a wholly-owned subsidiary of Credit Suisse Asset Management, LLC, and PFPC, Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Bank Corp., serve as each Fund's co-administrator. For administration services, each Fund, , pays CFSI a fee calculated at an annual rate .05% of the Fund's first $125 million in average daily nets assets of the Common shares and .10% of average daily net assets of the Common shares over $125 million. No compensation is payable by the Funds to CFSI for co-administration services for the Institutional shares. CFSI may, at its discretion, voluntarily waive all or any portion of its co-administration fees for any of the Funds. For the period October 24, 1998 to August 31, 1999, co-administration fees earned by CFSI on the Common shares were as follows:

                                  GROSS                          NET
     FUND                  ADMINISTRATION FEE   WAIVER   ADMINISTRATION FEE
     ------                ------------------   ------   ------------------
     Core Equity                  $31            (25)            $6
     Select Economic                9             (7)             2

WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES -- (CONT'D)

   Prior to October 23, 1998, Provident Distributors, Inc. ("PDI") served as administrative service agent. An administrative service fee was computed daily and payable quarterly at an annual rate of .15% of the average daily net assets of each Fund's corresponding portfolio of The RBB Fund.

   The administrative agent may at its discretion voluntarily waive all or any portion of its administrative fee for any of the Funds. For the period September 1, 1998 through October 23, 1998, administrative service fees earned and waived by PDI were as follows:

                          GROSS ADMINISTRATIVE             NET ADMINISTRATIVE
     FUND                      SERVICE FEE        WAIVER       SERVICE FEE
     ------               --------------------   -------   ------------------
     Core Equity                $13,560          (12,656)         $904
     Select Economic              5,339           (4,984)          355

   For administration services, PFPC currently receives a fee calculated at annual rate of .125% on each Fund's average daily net assets, subject to a minimum annual fee and exclusive of out-of-pocket expenses. PFPC may, at its discretion, voluntarily waive all or any portion of its administration fee for any of the Funds. For the year ended August 31, 1999, the co-administration fees earned and waived by PFPC were as follows:

                           GROSS ADMINISTRATIVE             NET ADMINISTRATIVE
     FUND                       SERVICE FEE        WAIVER       SERVICE FEE
     ------                --------------------   -------   ------------------
     Core Equity                 $86,237               --         $86,237
     Select Economic              41,719               --          41,719

   Credit Suisse Asset Management Securities, Inc. ("CSI"), also a wholly-owned subsidiary of Credit Suisse Asset Management, LLC, serves as each Fund's distributor. No compensation is payable by any Fund to CSI for its distribution services for Institutional shares. For its distribution services for the Common shares, CSI receives a fee calculated at an annual rate .25% of the average daily net assets of the Common shares of each Fund. For the year ended August 31, 1999, distribution fees earned by CSI were as follows:

     FUND                                            DISTRIBUTION FEE
     ------                                          ----------------
      Core Equity                                         $157
      Select Economic                                       46

WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------
NOTE 3. PURCHASES AND SALES OF SECURITIES

   For the year ended August 31, 1999, purchases and sales of investment securities (other than short-term investments) were as follows:

                                INVESTMENT SECURITIES        SHORT SECURITIES
                                    -------------------     -----------------
     FUND                      PURCHASES       SALES             SALES
     ------                   -----------   -----------          -----
     Core Equity              $73,400,111   $78,539,205            --
     Select Economic           68,474,077    67,634,656            --

NOTE 4. CAPITAL SHARES

   Transactions in capital shares for each period were as follows:

                                                         U.S. CORE EQUITY FUND
                        ------------------------------------------------------------------------------------------
                               INSTITUTIONAL                                                  COMMON
                        -------------------------------------------------------  ---------------------------------
                          FOR THE YEAR ENDED          FOR THE YEAR ENDED         FOR THE PERIOD  OCTOBER 30, 1998*
                           AUGUST 31, 1999              AUGUST 31, 1999              AUGUST 31, 1998  THROUGH
                        ----------------------      -----------------------      ---------------------------------
                          SHARES       VALUE           SHARES       VALUE          SHARES                VALUE
                        ---------- -----------      ----------  ------------     ----------          -----------
 Shares sold              251,693  $ 5,039,021         682,212   $ 16,949,211        9,123             $193,824
Shares issued in
    reinvestment of
    dividends           1,230,678   22,619,857         568,713     12,778,985          156                2,861
Shares repurchased       (827,554) (18,062,739)     (1,859,405)   (46,573,171)      (2,433)             (63,918)
                        ---------  -----------      ----------   ------------       ------             --------
Net increase/(decrease)   654,817  $ 9,596,139        (608,480)  $(16,844,975)       6,846             $132,767
                        =========  ===========      ==========   ============       ======             ========

                                                   SELECT ECONOMIC VALUE EQUITY FUND
                         --------------------------------------------------------------------------------------------
                               INSTITUTIONAL                                                  COMMON
                         ----------------------------------------------------------  --------------------------------
                            FOR THE YEAR ENDED        FOR THE PERIOD JULY 31, 1998*  FOR THE PERIOD OCTOBER 30, 1998*
                              AUGUST 31, 1999            THROUGH AUGUST 31, 1998           THROUGH AUGUST 31, 1999
                         ------------------------     -----------------------------  --------------------------------
                           SHARES         VALUE         SHARES         VALUE           SHARES                  VALUE
                         ----------    ----------     ----------   -----------       ----------              --------

SHARES SOLD               420,175      $7,478,114      1,721,030   $25,813,705          5,210                $102,064
Shares issued in
   reinvestment of
   dividends                2,776          49,578             --            --             --                      --
Shares repurchased       (387,514)     (7,367,592)            --            --           (479)                 (8,302)
                         --------      ----------      ---------   -----------          -----                --------
Net increase               35,437      $  160,100      1,721,030   $25,813,705          4,731                $ 93,762
                         ========      ==========      =========   ===========          =====                ========

   On August 31, 1999, the number of shareholders that held 5% or more of the outstanding shares are as follows:
                                           NUMBER OF     APPROXIMATE PERCENTAGE
                                         SHAREHOLDERS     OF OUTSTANDING SHARES
                                         --------------  ----------------------
   Core Equity Institutional shares            5                78.17
   Core Equity Common Shares                   5                49.42
   Select Economic Value Institutional
   Shares                                      2                94.03
   Select Economic Value Common Shares         5                84.94
* Inception Date

WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------
NOTE 5. FORWARD FOREIGN CURRENCY CONTRACTS
   The Funds will generally enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk or to enhance total return. Each Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. Each Fund may also use these contracts to hedge the U.S. dollar value of securities denominated in foreign currencies that it already owns. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either transactions or portfolio positions.

   Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by each Fund as an unrealized gain or loss. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Each Fund's policy is to include this portion of realized and unrealized gains and losses on investments that result from foreign currency changes with other foreign currency gains and losses on the Statement of Operations.

   The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of each Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparty to the contract is unable to meet the terms of their contract. Neither Fund had open forward foreign currency contracts at August 31, 1999.

NOTE 6. LINE OF CREDIT

   The Funds, together with other funds advised by CSAM, have established a $250 million committed line of credit facility ("Credit Facility") with Deutche Bank, AG as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent and certain other lenders, for temporary or emergency purposes primarily relating to unanticipated portfolio share redemptions. Under the terms of the Credit Facility, the funds with access to the Credit Facility pay an aggregate commitment fee at a rate of .075% per annum on the average daily balance of the Credit Facility that is undisbursed and uncanceled during the preceding

WARBURG PINCUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
August 31, 1999
--------------------------------------------------------------------------------
NOTE 6. LINE OF CREDIT -- (CONT'D)

quarter allocated among the participating funds in such manner as is determined by the governing Boards of the various funds. In addition, the participating funds will pay interest on borrowing at the Federal funds rate plus .50%. Neither Fund had borrowings under the line of credit agreement.

WARBURG PINCUS FUNDS
REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------
To the Board of Directors and Shareholders Of
Warburg Pincus U.S. Core Equity Fund and
Warburg Pincus Select Economic Value Equity Fund:

   In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments of Warburg Pincus U.S. Core Equity Fund and Warburg Pincus Select Economic Value Equity Fund (all funds collectively referred to as the "Funds"), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Funds at August 31, 1999, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years (or periods) in the period then ended and their financial highlights for each of the years (or periods) presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP

2400 Eleven Penn Center
Philadelphia, PA
October 7, 1999

WARBURG PINCUS FUNDS
TAX INFORMATION LETTERS

--------------------------------------------------------------------------------

IMPORTANT TAX INFORMATION FOR CORPORATE SHAREHOLDERS (UNAUDITED)

   Corporate shareholders should note that for the fiscal year ended
August 31, 1999, the percentage of Fund's investment income (i.e., net investment income plus short-term capital gains) that qualifies for the intercorporate dividends received deductions is as follows:

                                                             PERCENTAGE
                                                             ----------
     Warburg Pincus U.S. Core Equity Fund                      11.32%
     Warburg Pincus Select Economic Value Equity Fund         100.00%

IMPORTANT TAX INFORMATION FOR SHAREHOLDERS (UNAUDITED)

   During the year ended August 31, 1999, the Funds declared the following dividends from realized capital gains:

                                                   SHORT-TERM       LONG-TERM
                                                  CAPITAL GAIN    CAPITAL GAIN
                                                    PER SHARE       PER SHARE
                                                  ------------    ------------
Warburg Pincus U.S Core Equity Fund                   2.9842          6.7583

WARBURG PINCUS FUNDS
YEAR 2000 COMPLIANCE
Not Covered by Independent Accountants Reports
--------------------------------------------------------------------------------


   Many services provided to the Fund's and their shareholders by CSAM and certain of its affiliates ("CSAMService Providers") and the Fund's other service providers rely on the functioning of their respective computer systems. Many computer systems cannot distinguish the year 2000 from the year 1900, resulting in potential difficulty in performing various calculations ("Year 2000 Issue"). The Year 2000 could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing, account services and other Fund operations. It has been reported that foreign institutions have made less progress in addressing the Year 2000 Issue than major U.S. entities, which could adversely affect the portfolios' foreign investments.

   The CSAM Service Providers recognize the importance of the Year 2000 Issue and are taking appropriate steps necessary in preparation for the year 2000. The CSAM Service Providers anticipate that their systems and those of the Fund's other service providers will be adapted in time for the Year 2000. The CSAM Service Providers have completed mission critical systems testing and have participated in industry-wide testing programs. In addition, the CSAM Service Providers are formulating a contingency plan to address the Year 2000 Issue and anticipate completion of the plan by the end of the third quarter of 1999. The CSAM Service Providers have also completed investigations of material operations of the Fund's other major service providers. The CSAM Service Providers continue to monitor the Year 2000 Issue and its potential impact on the Funds. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds nor can there be any assurance that the Year 2000 Issue will not have an adverse effect on the Fund's investments or on global markets or economics, generally.

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



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